Exhibit 10.6

February 1, 2007

Greens Worldwide Incorporated

346 Woodland Church Road

Hertford, North Carolina 29744

Attn: William A. Conwell

Re: Waiver of Defaults under Securities Purchase Agreements

Dear Bill:

Reference is made to that certain Securities Purchase Agreement dated as of September 16, 2005 among Greens Worldwide Incorporated (the “Company), AJW Partners, LLC (“AJW Partners”), AJW Offshore, Ltd. (“AJW Offshore”), AJW Qualified Partners, LLC (“AJW Qualified Partners”) and New Millennium Capital Partners II, LLC (“New Millennium” and together with AJW Partners, AJW Offshore and AJW Qualified Partners, the “Purchasers”), that certain Securities Purchase Agreement dated as of July 31, 2006 among the Company and the Purchasers, that certain Securities Purchase Agreement dated as of September 19, 2006 among the Company and the Purchasers, that certain Letter Agreement dated as of October 13, 2006 among the Company and the Purchasers and that certain Letter Agreement dated as of November 20, 2006 among the Company and the Purchasers (as at any time amended, collectively, the “Purchase Agreements”).

Purchasers hereby waive any and all defaults by the Company under the Purchase Agreements and any other certificate, agreement, document or other instrument relating to the Purchase Agreements (collectively, the “Related Agreements”) in existence on the date hereof. Except as otherwise provided in this letter, in no event shall such waiver be deemed to constitute a waiver of the Company’s obligation to comply with all of the terms and conditions of the Purchase Agreements and Related Agreements from and after the date hereof. Notwithstanding any prior terms of any contracts between the parties, any and all amounts due and payable under the Purchase Agreements and the Related Agreements shall be due on or before February 8, 2008.

This letter may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

February 1, 2007

Sincerely,

AJW PARTNERS, LLC

By:	SMS Group, LLC

	By:	/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By:	First Street Manager II, LLC

	By:	/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By:	AJW Manager, LLC

	By:	/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:	First Street Manager II, LLC

	By:	/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

February 1, 2007

SEEN AND AGREED:

GREENS WORLDWIDE INCORPORATED

By:	/s/ William A. Conwell
William A. Conwell, President and Chief Executive Officer